SECOND AMENDMENT TO SEVERANCE AGREEMENT

     THIS SECOND AMENDMENT TO SEVERANCE AGREEMENT is entered into this 22nd day of August, 1994, by and between GUILFORD MILLS, INC., a Delaware corporation (the "Company"), and ________________ (the
"Associate").

                               WITNESSETH:

     WHEREAS, the Company and the Associate have entered into a Severance Agreement and an amendment thereto (collectively, the "Agreement") which provides for the payment of specified compensation and benefits to the Associate upon certain terminations of his employment within two years after a "Change in Control" of the Company, as such term is defined in the Agreement; and

     WHEREAS, Section 5(g) of the Agreement provides that no provision thereof may be modified unless such modification is agreed to in writing by the Associate and the Company; and


     WHEREAS, the parties to the Agreement desire to extend the term of the Agreement for an additional five-year period.

     NOW, THEREFORE, the Company and the Associate hereby agree as follows:

     1. Section 1(c) of the Agreement is hereby deleted in its entirety and the following section is substituted in its place:

          (c) The Company shall be obligated to provide the payments and benefits referred to in Sections 3 and 4 hereof following, and the provisions of Section 2 hereof shall apply to, a Change in Control of the Company only if such Change in Control shall have occurred within, or as a result of efforts for such purposes known to the parties hereto to have commenced prior to August 31, 1999 (or such later date as the Board shall determine).

     2. Except as otherwise expressly set forth above, the Agreement remains unmodified and in full force and effect.

     IN WITNESS WHEREOF, the parties have executed this Second
Amendment as of the day and year first above written.

                            GUILFORD MILLS, INC.

                            By: __________________________________
                                Name: ____________________________
                                Title: ___________________________


                            ______________________________________

                            Signature of Associate

                             ______________________________________

                            Print Name of Associate